SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                SPEEDUS.COM, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                SPEEDUS.COM, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4.    Proposed maximum aggregate value transaction:

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      4.    Date Filed:

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

                                SPEEDUS.COM, Inc.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held August 29, 2001

To the Stockholders of SPEEDUS.COM, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SPEEDUS.COM, Inc., a Delaware corporation ("SPEEDUS.COM" or the "Company"), will be held at the Millenium Hilton, Presidential Suite, located at 55 Church Street, New York, New York 10007, on Wednesday, August 29, 2001, at 10:00 AM, Eastern daylight savings time, or at any postponement or adjournment thereof for the following purposes:

      1. To elect five members to the Board of Directors of the Company to serve until the next annual meeting of stockholders to be held in 2002 (the "2002 Annual Meeting") or until their successors are duly elected;

      2. To appoint independent auditors of the Company for the 2001 fiscal year to serve until the 2002 Annual Meeting or until their successors are duly elected;

      3. To approve an amendment to the Company's 1995 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance by 500,000 shares from 2,250,000 shares to 2,750,000 shares; and

      4. To act upon such other business as may properly come before the Annual Meeting.

      In accordance with the provisions of the Company's By-Laws, the Board of Directors has fixed the close of business on July 20, 2001 as the record date for the determination of the holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting.

      There are two options for voting your proxy. You can vote by telephoning a toll-free number or by completing, signing and returning the enclosed proxy card in the envelope provided. In either case, please follow the instructions on the proxy card. To ensure that your shares are represented at the Annual Meeting, you are urged to vote your proxy in one of these fashions. You may revoke your proxy at any time before it is voted at the Annual Meeting. If you attend the Annual Meeting, you may vote your shares in person.

      Your attention is directed to the accompanying Proxy Statement.

                                            By Order of the Board of Directors
                                            Shant S. Hovnanian

                                            Chairman, President and
                                            Chief Executive Officer
July 27, 2001

                                SPEEDUS.COM, Inc.
                            140 58th Street, Suite 7E
                            Brooklyn, New York 11220

                           --------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 August 29, 2001

                           --------------------------

                               GENERAL INFORMATION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of SPEEDUS.COM, Inc. ("SPEEDUS.COM" or the "Company"), a Delaware corporation, to be voted at the Annual Meeting of Stockholders of the Company to be held at the Millenium Hilton's Presidential Suite located at 55 Church Street, New York, New York 10007, on Wednesday, August 29, 2001, at 10:00 AM, Eastern daylight savings time, or at any postponement or adjournment thereof. This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy are first being mailed to stockholders on or about July 27, 2001.

      Only holders of record of the Company's common stock, par value $.01 per share ("Common Stock"), at the close of business on July 20, 2001 (the "Record Date"), are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of Common Stock outstanding on the Record Date and entitled to vote was 20,050,606. Holders of Common Stock are entitled to one vote on each matter to be voted upon by the stockholders at the Annual Meeting for each share held.

      At the Annual Meeting, stockholders will be asked to: (1) elect five directors (the "Nominees") to the Board to serve until the 2002 Annual Meeting or until their successors are duly elected (the "Board Proposal"); (2) appoint the firm of PricewaterhouseCoopers LLP, independent auditors, to serve as the Company's independent auditors for the 2001 fiscal year until the 2002 Annual Meeting (the "Independent Auditors Proposal"), and (3) approve an amendment to the Company's 1995 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance by 500,000 shares from 2,250,000 shares to 2,750,000 shares (the "Stock Incentive Plan Proposal" and, such proposals collectively, "the Proposals").

      At the Annual Meeting, stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting.

                          QUORUM AND VOTE REQUIREMENTS

      The presence, in person or by proxy, of holders of record of a majority of the shares of Common Stock issued and outstanding and entitled to vote is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. The Proposals will be determined by the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) and shares for which duly executed proxies have been received but with respect to which holders of shares have abstained from voting will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. Broker "non-votes" are only counted for purposes of determining whether a quorum is present and, therefore, will not be included in vote totals and will have no effect on the outcome of the votes on the proposals to be acted upon at the Annual Meeting. Abstentions will be counted as present and entitled to vote, and will have the effect of a negative vote with respect to the proposals to be acted upon at the Annual Meeting.

                           SOLICITATION AND REVOCATION

      PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, OR ON BEHALF OF, THE BOARD. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD.

      All Common Stock represented by properly executed proxies which are returned and not revoked prior to the time of the Annual Meeting will be voted in accordance with the instructions given. If no instructions are provided in an executed proxy, it will be voted (1) FOR the Board Proposal, (2) FOR the Independent Auditors Proposal, (3) FOR the Stock Incentive Plan Proposal and in accordance with the proxyholder's best judgment as to any other business raised at the Annual Meeting. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

      The Company will bear the costs of soliciting proxies, which will be done initially by mail. Directors, officers and employees of the Company personally, by telephone or otherwise, may solicit proxies but will not be specifically compensated for such services. Arrangements have been made with brokerage firms and other nominees to forward proxy materials to beneficial owners of the Company's Common Stock. The Company will pay these entities customary and reasonable fees and expenses. The Company may also retain third parties for advisory, information agent and ballot solicitation services. The Company will pay these third parties customary and reasonable fees and expenses.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information as of March 21, 2001 with respect to the beneficial ownership of our stock by (i) each person known by us to be the beneficial owner of more than 5% of the Common Stock; (ii) each person serving as a director or director nominee of the Company; (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, all shares are owned directly and the indicated owner has sole voting and dispositive power with respect thereto.

                                                       Common Stock Beneficially
                                                              Owned (1)
                                                       -------------------------
     Beneficial Owner                                     Number         Percent
     ----------------                                  -----------      --------

Shant S. Hovnanian (2)(3)                                  3,878,929       19.1
Vahak S. Hovnanian (4)(5)                                  2,861,655       14.1
William F. Leimkuhler (6)                                     43,500          *
Jeffrey Najarian (7)(8)                                      948,181        4.7
Michael Bacon (9)                                             75,000          *
John A Kallassy (10)                                         111,250          *
XO Communications, Inc. (11)                               2,000,000        9.9

All Directors and Executive Officers as a group (total 6
persons)                                                   7,918,515       39.0%

* Less than 1% of the outstanding Common Stock

      (1) Pursuant to the regulations of the Securities and Exchange Commission (the "Commission"), shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares (i) the power to vote or dispose of such shares, whether or not such person has any pecuniary interest in such shares, or (ii) the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

      (2) Includes options to purchase 255,400 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable.

      (3) Includes 100,000 shares of Common Stock owned by Mr. Shant S. Hovnanian's minor child, Vahak Willem Hovnanian, for which Mr. Hovnanian, as custodian, has sole voting power.

      (4) Includes options to purchase 45,000 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable, including options for 10,000 shares of Common Stock that will be automatically granted upon election to the Board at the 2001 Annual Meeting.

      (5) Includes 55,431 and 22,175 shares of Common Stock which Mr. Vahak S. Hovnanian is required to sell upon the exercise of outstanding warrants at a per share exercise price of $13.16 and $11.28, respectively. It also includes 100,000 shares of Common Stock that Mr. Hovnanian donated to The Vahak and Paris Hasmig Foundation, Inc. that Mr. Hovnanian controls, as well as 312,655 shares of Common Stock given to his wife, Paris Hasmig Hovnanian.

      (6) Includes options to purchase 43,500 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable, including options for 10,000 shares of Common Stock that will be automatically granted upon election to the Board at the 2001 Annual Meeting.

      (7) Includes options to purchase 30,000 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable, including options for 10,000 shares of Common Stock that will be automatically granted upon election to the Board at the 2001 Annual Meeting.

      (8) Includes 918,181 shares of Common Stock owned by Starpoint Solutions, Inc., of which Mr. Najarian is the Chief Executive Officer. Mr. Najarian disclaims beneficial ownership of these shares.

      (9) Includes options to purchase 75,000 shares of Common Stock pursuant to Mr. Bacon's employment agreement, which are fully vested and exercisable.

      (10) Includes options to purchase 56,250 shares of Common Stock pursuant to Mr. Kallassy's employment agreement, which are fully vested and exercisable.

      (11) Pursuant to a Stock Purchase Agreement dated as of June 13, 1999, the Company is required to use its best efforts to cause an XO representative to be elected to the Company's Board. To date, XO has not exercised this right.

                        EXECUTIVE OFFICERS OF THE COMPANY

      The table below sets forth the names, ages and titles of the persons who were executive officers of the Company as of March 21, 2001.

Name                            Age        Position
----                            ---        --------

Shant S. Hovnanian              41        Chairman of the Board of Directors,
                                          President, Chief Executive Officer and
                                          Chief Financial Officer
Michael Bacon                   35        Executive Vice President
John A. Kallassy                36        Executive Vice President

      Shant S. Hovnanian has served as our Chairman of the Board of Directors, President and Chief Executive Officer since October 1995 and as Chief Financial Officer since June 1998. Mr. Hovnanian is also Chairman of the Board of Directors of VisionStar Incorporated. From June 1980 until January 1991, Mr. Hovnanian served as Executive Vice President of the V. S. Hovnanian Group (the "Hovnanian Group"), consisting of home building operations, real estate development and utility companies. In 1995, Mr. Hovnanian served as a U.S. Delegate to the World Radio Conference of the International Telecommunications Union in Geneva, Switzerland. Mr. Hovnanian is the son of Mr. Vahak S. Hovnanian.

      Michael Bacon has served as Executive Vice President of Operations since June 1999. Prior to joining us, Mr. Bacon was employed by Booz Allen & Hamilton, a leading international management and technology consulting firm, since 1996. From 1994 to 1996, Mr. Bacon was with Deloitte & Touche Consulting. In consulting, he led teams that recommended or implemented the establishment of and improvement in service operations in a variety of industries, including the telecommunications industry. Mr. Bacon previously worked for three years at International Business Machines in marketing and sales and for two years with General Electric Company where he developed information systems.

      John A. Kallassy has served as Executive Vice President and Chief Marketing Officer since September 2000. Mr. Kallassy was the founder and CEO of American Data Consultants, Inc., a B2B database marketing company. After the sale of ADC to R.L. Polk in 1996, Mr. Kallassy was employed for three years at R.L. Polk as a division president and later a corporate vice president where he led the product management and analytical consulting groups.

                      BOARD OF DIRECTORS; BOARD COMMITTEES

Board of Directors Meetings; Board Committee Meetings

      During 2000, the Board met ten times and the Nominating, Audit and Compensation Committees each met one time. All of the incumbent directors who were also directors during 2000 attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors held during the period for which he has been a director, and (ii) the total number of meetings held by all committees of the board on which he served during the periods that he served.

Nominating Committee

      The Nominating Committee of the Board, which currently consists of Shant
S. Hovnanian and Vahak S. Hovnanian, identifies and submits on an annual basis to the full Board nominees to be placed on the ballot for election to the Board at each annual meeting of stockholders. The Nominating Committee will consider suggested nominees to be placed on the ballot for election to the Board at each annual meeting of stockholders in accordance with applicable rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such rules and regulations provide that the Company is not required to include a stockholder proposal in its proxy materials unless it is received by a specified date. Accordingly, all recommended nominations to be placed on the ballot for election to the Board at the 2002 Annual Meeting of Stockholders must be in writing and must be received by the Company on or before its close of business on December 31, 2001.

Audit Committee

      The Audit Committee of the Board, which currently consists of William F. Leimkuhler (Chairman), Jeffrey Najarian and Christopher Vizas, provides oversight of the Company's financial reporting process, reviews the services provided by the

Company's independent auditors, consults with such auditors on audits and proposed audits, reviews the need for internal auditing procedures and assesses the adequacy of internal controls.

Compensation Committee

      The Compensation Committee of the Board, which currently consists of Jeffrey Najarian (Chairman), Vahak S. Hovnanian and William F. Leimkuhler establishes, reviews and approves compensation programs of the Company generally, and approves salaries and bonuses for officers and certain other salaried employees of the Company. In addition, the Compensation Committee, as well as the Board of Directors, administers the Company's Stock Incentive Plan and determines which eligible employees and consultants of the Company may participate in the Plan and the type, extent and terms of the awards to be granted to them.

Compensation Committee Interlocks and Insider Participation

      No interlocking relationship exists between the Board of Directors or the Compensation Committee and the Board of Directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. Mr. Najarian is Chairman of the Board of Starpoint Solutions, Inc. See "Certain Relationships and Related Transactions."

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the Exchange Act, the Company's directors and executive officers, and any persons holding more than 10% of the outstanding Common Stock are required to report their initial ownership of Common Stock and any subsequent changes in that ownership to the Commission. Specific due dates for these reports have been established by the Commission, and the Company is required to disclose in this Proxy Statement any failure by such persons to file these reports in a timely manner during the 2000 fiscal year. Based solely upon the Company's review of copies of such reports furnished to it, the Company believes that during the 2000 fiscal year its executive officers and directors and the holders of more than 10% of the outstanding Common Stock complied with all reporting requirements of Section 16(a) under the Exchange Act.

                             EXECUTIVE COMPENSATION

      The following table shows, for the fiscal years ended December 31, 2000, 1999 and 1998, the cash compensation we paid, as well as certain other compensation paid or accrued for those years, to each of the most highly compensated executive officers of the Company in 2000 (the "Named Executive Officers") in all capacities in which they served. See Employment Agreements.

                           Summary Compensation Table

                                                         Annual Compensation
                                                         -------------------
                                                                                Other
                                                                                Annual        Securities      All Other
                                                                                Compen-       Underlying       Compen-
Name and Principal Position            Year       Salary          Bonus         sation        Options (#)      sation
---------------------------            ----       ------          -----         ------        -----------      ------
Shant S. Hovnanian                     2000      $250,000        $    --        $   --               --        $   --
Chairman of the Board of               1999       250,000             --            --          250,000            --
Directors, President, Chief            1998       250,000             --            --            5,400            --
Executive Officer
and Chief Financial Officer

Michael Bacon                          2000      $137,500        $18,750        $   --               --        $   --
Executive Vice President               1999        80,208         18,750            --          100,000            --
                                       1998            --             --            --               --            --

John A. Kallassy                       2000      $ 58,333        $12,500        $   --          225,000        $   --
Executive Vice President               1999            --             --            --               --            --
                                       1998            --             --            --               --            --

                            Stock Option Grants Table

      The following table sets forth information concerning individual grants of options to purchase Common Stock made to Named Executive Officers during 2000.

                                                                                           Potential Realizable
                                                                                              Value at Assumed
                        Number of       % of Total                                         Annual Rates of Stock
                        Securities        Options                                         Price Appreciation for
                        Underlying      Granted to          Exercise                            Option Term
                         Options         Employees          or Base       Expiration            -----------
Name                     Granted       in fiscal year        Price           Date           5%              10%
----                     -------       --------------        -----           ----           --              ---
John A. Kallassy         225,000           38.6%             $ 3.00         9/5/10       $425,000       $1,076,000

      For additional information regarding stock option grants to employees in 2000, see "Notes to Consolidated Financial Statements--Note 6, Stockholders' Equity."

                      Aggregate Stock Option Exercise Table

      The following table sets forth information regarding the number and value of unexercised Options that were held by the Named Executive Officers as of December 31, 2000. None of the Named Executive Officers exercised any options during 2000.

                                                         Number of
                                                        Securities
                                                        Underlying
                            Number of                   Unexercised
                             Shares                       Options         Value of Unexercised
                            Acquired        Value       Exercisable/      In-the-Money Options
     Name                 on Exercise     Realized     Unexercisable    Exercisable/Unexercisable
     ----                 -----------     --------     -------------    -------------------------
Shant S. Hovnanian            0            $ 0            255,400/0               $0/0

Michael Bacon                 0              0          75,000/25,000              0/0
John A. Kallassy              0              0         37,500/187,500              0/0

      For additional information regarding stock option grants to employees in 2000, see "Notes to Consolidated Financial Statements--Note 6, Stockholders' Equity."

Director Compensation

      Our Directors who are not officers or employees ("Non-Employee Directors") receive $500 per Board meeting and Board committee meeting attended. Upon their initial election to the Board, new Non-Employee Directors are granted options to purchase 5,000 shares of Common Stock that are fully vested and immediately exercisable. Upon the date of each annual meeting, Non-Employee Directors are granted options to purchase an additional 10,000 shares of Common Stock that are fully vested and immediately exercisable. Our Directors of the Company who are officers or employees do not receive any additional compensation for serving on the Board or on any Board committee.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      Executive Compensation Policy. The Company's compensation policy for all of its executive officers is formulated and administered by the Compensation Committee of the Board. The Compensation Committee, as well as the Board of Directors, also administers the Company's Stock Incentive Plan, under which grants of various stock-based incentives may be made to employees (including executive officers), directors and consultants.

      The primary goals of the Company's compensation policy are to attract, retain and motivate skilled executive officers and to provide incentives for them to act in the best interests of the Company's stockholders. In determining the level of executive compensation, certain quantitative and qualitative factors, including, but not limited to, the Company's operating and financial performance, the individual's level of responsibilities, experience, commitment, leadership and accomplishments relative to stated objectives, and marketplace conditions are taken into consideration.

      Chief Executive Officer's Compensation. For 2000, the compensation of Shant S. Hovnanian, the Chief Executive Officer of the Company, was set by the terms of his employment agreement. The agreement, entered into in October 1995 and effective February 7, 1996, has a one-year term and provides for an annual salary of $250,000. The agreement also provides for automatic extensions on a month-to-month basis, unless terminated by either party upon 30 days advance written notice. A summary of the key provisions of Mr. Hovnanian's employment agreement is included in the Company's 2000 Annual Report on Form 10-K under "Employment Agreements" in Item 11. Executive Compensation. Mr. Hovnanian also participates in benefit programs that are generally available to employees of the Company, including medical benefits and a 401(k) savings plan.

      Executive Officer Compensation. For 2000, compensation accrued or paid to the executive officers of the Company was determined pursuant to the terms of the employment agreements negotiated by the Company with the executives. During 2000, no discretionary compensation was accrued or paid to executive officers that is not set by their respective employment agreements. A summary of the key provisions of these employment agreements is included in the Company's 2000 Annual Report on Form 10-K under "Employment Agreements" in Item 11. Executive Compensation.

      Section 162(m) of the Code. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits the deductibility by the Company of compensation paid in any one year to any executive officer named in the Summary Compensation Table to $1,000,000. Option awards under the Plan made in conformity with the "performance-based" exemption from Section 162(m) will be exempt from the limits of Section 162(m). While the Company's policy has always been to pursue a strategy of maximizing deductibility of compensation for all of its employees, the Compensation Committee believes it is important to maintain the flexibility to take actions it considers to be in the best interest of the Company and its stockholders, which may be based on considerations in addition to Section 162(m). None of the executive officers are paid cash compensation in excess of $1,000,000.

                                       By the Compensation Committee
                                       of the Board of Directors:

                                       Jeffrey Najarian (Chairman)
                                       Vahak S. Hovnanian
                                       William F. Leimkuhler

                             AUDIT COMMITTEE REPORT

      The Audit Committee of SPEEDUS.COM, Inc.'s Board of Directors is currently comprised of three independent directors. It operates under a written Charter adopted by the Board of Directors. A copy of the Charter is included at the end of this Proxy Statement as Appendix A. The members of the Committee are William
F. Leimkuhler (Chairman), Jeffrey Najarian and Christopher Vizas. Prior to the appointment of Mr. Vizas in July 2001 to the Board of Directors and the Audit Committee, Mr. Vahak S. Hovnanian was also a member of the Audit Committee. Mr. Hovnanian is the father of Shant S. Hovnanian, our Chairman and Chief Executive Officer. As a result, he is not an independent director under applicable Nasdaq listing standards.

      Management is responsible for the Company's internal control, financial statements and the financial reporting process. PricewaterhouseCoopers LLP served as the Company's independent public accountants in 2000 and is responsible for expressing an opinion on those financial statements based upon an audit in accordance with auditing standards generally accepted in the United States of America. The Committee's responsibilities include the monitoring and oversight of these processes.

      The Committee has met and held discussions with management and PricewaterhouseCoopers. The Committee has also reviewed and discussed the 2000 consolidated financial statements with management and PricewaterhouseCoopers. The Committee has also discussed with PricewaterhouseCoopers matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      PricewaterhouseCoopers has also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and the Committee discussed with PricewaterhouseCoopers that firm's independence.

      Based upon the Committee's review and discussion of the 2000 consolidated financial statements with management and PricewaterhouseCoopers, the Committee recommended to the Board of Directors that the Company's audited 2000 consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                              By the Audit Committee
                                              of the Board of Directors:

                                              William F. Leimkuhler (Chairman)
                                              Vahak S. Hovnanian
                                              Jeffrey Najarian

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On June 30, 2000, the Company purchased the remaining 55% interest in Speedia, LLC that it did not already own from Speedia's selling shareholders. 45% of that interest was purchased from Starpoint Solutions, Inc. (formerly TIS Worldwide, Inc.). Mr. Jeffrey Najarian is the Chairman of the Board of Starpoint. The Company has issued 918,181 shares of its Common Stock to Starpoint and will be obligated to issue an additional 150,000 shares to Starpoint if the Company's share price does not reach $10 per share within 180 days from February 9, 2001.

                                PERFORMANCE GRAPH

      The following graph compares the cumulative return on the Company's Common Stock from February 8, 1996, the first day of trading on the Nasdaq National Market (the "NNM"), to December 31, 2000 with the Total Return Index for both The Nasdaq Stock Market (US) (the "NNM Index") and Nasdaq Telecommunications Stocks (the "Peer Group"), as prepared for Nasdaq by the Center for Research in Security Prices ("CRSP").

      The performance graph assumes (i) $100 was invested on February 8, 1996 and (ii) reinvestment of dividends. Each measurement point on the graph below represents the cumulative stockholder return as measured by the last sale price at the end of each quarterly period from February 8, 1996 through December 31, 2000.

                                  [LINE GRAPH]

                        INDEXED RETURNS [2/8/96 (1)=100]

                                     RETURN       RETURN       RETURN       RETURN       RETURN
                                   DEC. 1996     DEC. 1997    DEC. 1998    DEC. 1999    DEC. 2000
            NNM Index ........       $118.77      $145.44      $205.10      $381.15      $229.33

            Peer Group .......       $ 96.12      $140.31      $232.21      $412.00      $177.09

            SPEEDUS.COM ......       $ 45.90      $ 39.34      $  5.94      $ 31.35      $  4.30

      (1) Represents February 8, 1996, the first day of trading of the Common Stock on the NNM following the Initial Public Offering for which the initial price to the public was $15.00 per share.

                         PROPOSAL 1--THE BOARD PROPOSAL

      The Board currently consists of five directors (with six vacancies) who are elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. The Nominating Committee has designated the Nominees listed below for election as directors to the Board to serve until the 2002 Annual Meeting or until their successors are duly elected and qualified. If any Nominee shall, prior to the Annual Meeting, become unavailable for election as a director, the persons named in the accompanying proxy card will vote for such other nominee, if any, in their discretion as may be recommended by the Nominating Committee.

                                    NOMINEES

Name                                     Age         Position
--------------------------               ---         ---------------------------------------------------
Shant S. Hovnanian........               42          Chairman of the Board of Directors, President and
                                                     Chief Executive Officer and Chief Financial Officer
Vahak S. Hovnanian........               69          Director
William F. Leimkuhler ....               50          Director
Jeffrey Najarian..........               42          Director
Christopher Vizas.........               51          Director

      Shant S. Hovnanian has served as our Chairman of the Board of Directors, President and Chief Executive Officer since October 1995 and as Chief Financial Officer since June 1998. Mr. Hovnanian is also Chairman of the Board of Directors of VisionStar Incorporated. From June 1980 until January 1991, Mr. Hovnanian served as Executive Vice President of the V. S. Hovnanian Group (the "Hovnanian Group"), consisting of home building operations, real estate development and utility companies. In 1995, Mr. Hovnanian served as a U.S. Delegate to the World Radio Conference of the International Telecommunications Union in Geneva, Switzerland. Mr. Hovnanian is the son of Mr. Vahak S. Hovnanian.

      Vahak S. Hovnanian has served as a Director since October 1995. Mr. Hovnanian has been Chairman of the Board and President of the Hovnanian Group since 1968. Mr. Hovnanian is the father of Mr. Shant S. Hovnanian.

      William F. Leimkuhler has served as a Director since September 2000. Mr. Leimkuhler is the Director of Business Development of PAICE Corporation, a privately held developer of advanced vehicle powertrains. From 1994 through 1999, he held various positions with Allen & Company, a New York investment banking firm, initially serving as the firm's General Counsel. Prior to that, Mr. Leimkuhler was a corporate partner with the New York law firm of Werbel & Carnelutti (now Heller Ehrman White & McAuliffe).

      Jeffrey Najarian has served as a Director since October 2000. Mr. Najarian has been Chief Executive Officer of Starpoint Solutions, Inc., formerly TIS Worldwide, Inc., since its inception in 1992. A creator and founder of Starpoint, he has been instrumental in building one of the country's fastest growing, privately-held companies, as cited by Inc. magazine. From 1984-1992, Mr. Najarian worked at Setford-Shaw-Najarian, a recruiting/placement firm for technology specialists, becoming a partner after only three years. He led the staff in billing, propelling SSN to become a leading search firm for Wall Street banks.

      Christopher Vizas has served as a Director since July 2001. Mr. Vizas is a Partner in East Wind Partners, an investment and advisory partnership focused on technology and emerging markets, and Chairman of the Board of i1, Inc., a global e-Business enabler, providing Internet-based e-Business solutions to internationally oriented small and medium sized enterprises. Mr. Vizas is also Chairman and Chief Executive Officer of eGlobe, Inc., a global provider of advanced Internet services for the world's telephone companies and Internet Service Providers. eGlobe is currently in formal reorganization under Chapter 11 of the United States Bankruptcy Code. Before joining eGlobe in October 1997, Mr. Vizas was a co-founder of and, since October 1995, served as Chief Executive Officer of Quo Vadis International, an investment and financial advisory firm. Before forming Quo Vadis International, he was Chief Executive Officer of Millennium Capital Development, a merchant banking firm, and of its predecessor, Kouri Telecommunications & Technology. Before joining Kouri, Mr. Vizas shared in the founding and development of a series of technology companies, including Orion Network Systems, Inc. of which he was a founder and a principal executive. From April 1987 to 1992, Mr. Vizas served as Vice Chairman of Orion, an international satellite communications company, and served as a Director from 1982 until 1992. Mr. Vizas has also held various positions in the United States government.

Recommendation and Vote

      Approval of the election of the Nominees to the Board requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting.

   The Board recommends a vote FOR the election of the Nominees to the Board.

                  PROPOSAL 2--THE INDEPENDENT AUDITORS PROPOSAL

      Upon the recommendation of the Audit Committee of the Board, the Board proposes that the stockholders appoint the firm of PricewaterhouseCoopers LLP to serve as the independent auditors of the Company for the 2001 fiscal year until the 2002 Annual Meeting. PricewaterhouseCoopers has served as the Company's independent auditors since the 1996 fiscal year. A representative of PricewaterhouseCoopers will attend the Annual Meeting, and will be available to respond to questions and may make a statement if he or she so desires.

Audit Fees. For the year ended December 31, 2000, the Company paid PricewaterhouseCoopers $101,000 for professional services rendered for the audit of the financial statements included in the Company's Annual Report on Form 10-K and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q.

Financial Information Systems Design and Implementation Fees. For the year ended December 31, 2000, the Company did not engage PricewaterhouseCoopers for any information technology services.

All Other Fees. For the year ended December 31, 2000, the Company paid PricewaterhouseCoopers $35,500 for all other non-audit services.

      The Audit Committee has also considered whether the provision of information technology services and other non-audit services by PricewaterhouseCoopers to the Company is compatible with maintaining the independence of PricewaterhouseCoopers and concluded that the independence of PricewaterhouseCoopers is not compromised by the provision of such services.

Recommendation and Vote

      Approval of the Independent Auditors Proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

      The Board recommends a vote FOR the approval of the Independent Auditors Proposal.

                  PROPOSAL 3--THE STOCK INCENTIVE PLAN PROPOSAL

      In October 1995, the Board adopted the Company's 1995 Stock Incentive Plan, under which 1,250,000 shares of Common Stock were reserved for issuance under the Stock Incentive Plan. In July 1999 and June 2000, the Board amended and restated the Stock Incentive Plan to increase by 500,000 shares each time the number of shares of Common Stock available for issuance under the Incentive Plan to an aggregate of 2,250,000 shares. These amendments were approved by stockholders at the 1999 and 2000 Annual Meetings (as amended through 2000, the "Stock Incentive Plan"). In July 2001, the Board again amended and restated the Stock Incentive Plan (as amended and restated, the "Amended Incentive Plan") to increase the number of shares of Common Stock available for issuance under the Stock Incentive Plan by 500,000 shares from 2,250,000 to 2,750,000.

      The Company is seeking stockholder approval of the Amended Incentive Plan in order to comply with the requirements of Sections 162(m) and 422 of the Code and the requirements of NASDAQ. The following summary of the Amended Incentive Plan is qualified in its entirety by express reference to the text of the Amended Incentive Plan, a copy of which was filed with the Securities and Exchange Commission. Under the Amended Incentive Plan, Options may be granted which are qualified as "incentive stock options" within the meaning of Section 422 of the Code ("ISOs") and which are not so qualified ("NQSOs"). In addition, stock appreciation rights ("SARs"), restricted shares of Common Stock ("Restricted Stock"), awards of Common Stock with performance related vesting criteria ("Performance Shares"), phantom stock units ("Phantom Stock Units") and Common Stock bonus awards ("Bonus Stock") may be granted (collectively or individually, "Awards").

Purpose and Eligibility

      The purpose of the Amended Incentive Plan is to promote the long-term financial success of the Company by enhancing the ability of the Company to attract, retain and reward individuals who can and do contribute to such success and to further align the interests of the Company's key personnel with its stockholders. Officers, key employees, directors and consultants of the Company and its subsidiaries are eligible to receive Awards under, and participate in, the Amended Incentive Plan. The approximate number of officers, key employees, directors, and consultants eligible to participate in the Amended Incentive Plan is currently 25.

Administration

      The Amended Incentive Plan is administered by the Board or a Committee (the entity administering the Amended Incentive Plan hereafter called the "Committee") appointed by the Board of Directors from among its members. The Committee, in its sole discretion, determines which individuals may participate in the Amended Incentive Plan and the type, extent and terms of the Awards to be granted. In addition, the Committee interprets the Amended Incentive Plan and makes all other determinations with respect to the administration of the Amended Incentive Plan.

Awards

      The Amended Incentive Plan allows for the discretionary grant of Options, SARs, Performance Shares, Phantom Stock Units, Restricted Stock and Bonus Stock. In addition, Board members who are not also employees of the Company ("Non-Employee Directors") are eligible to receive automatic grants of Options pursuant to the formula set forth below. The terms and conditions of Awards granted under the Amended Incentive Plan are set out from time to time in agreements between the Company and the individuals receiving such Awards.

      Options. The Committee may grant Options to any eligible person; provided, however, that only employees of the Company and its subsidiaries may receive ISOs. The exercise price of the Options will be determined by the Committee at the time of grant and will be set forth in a Stock Option Agreement between the Company and the participant; provided, however, that the exercise price of an ISO will not be less than the fair market value of the Common Stock on the date of grant and the exercise price of a NQSO will not be less than the par value of the Common Stock. Options will vest and become exercisable within such period or periods (not to exceed 10 years) as determined by the Committee and set forth in the Stock Option Agreement. Unless otherwise set forth in the Stock Option Agreement, all Options expire on the earlier of (i) ten years after grant, (ii) three months after (A) retirement, (B) termination of employment or service with the Company or a subsidiary due to complete and permanent disability, (C) any termination of employment or service with the written approval of the Committee, or (D) termination of employment or service by the Company without cause (each a "Normal Termination"), (iii) immediately upon termination of employment other than by Normal Termination or death, (iv) twelve months after the death of the optionee while still employed or within three months of a Normal Termination, or
(v) the expiration date set forth in the Stock Option Agreement. Unless otherwise set forth in the Stock Option Agreement, Options will vest and become exercisable only during the period of employment or service with the Company and its subsidiaries such that upon such termination of employment or service the unvested portion of any outstanding Option will expire. Options that have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by full payment of the Option exercise price and any applicable withholding. The Option exercise price may be paid in cash and/or shares of Common Stock valued at the fair market value at the time of exercise or, in the discretion of the Committee, either (i) in other property having fair market value on the date of exercise equal to the Option exercise price, or (ii) through a brokered exercise.

      SARs. The Committee may grant to any eligible person a SAR, either in conjunction with any Option or independent of the grant of an Option. A SAR gives the holder the right to receive upon exercise the excess of the fair market value of one share of Common Stock on the date of exercise over the fair market value of one share of Common Stock on the date of grant multiplied by the number of shares underlying the SAR (the "Spread"). Such payment will be made, at the discretion of the Committee, in shares of Common Stock or cash equal to the value of the Spread or any combination thereof. A SAR granted in connection with an Option will become exercisable, be transferable and expire according to the same schedule as the Option. A SAR granted independent of an Option will become exercisable, be transferable and expire in accordance with a vesting schedule established by the Committee. Once a SAR becomes exercisable, the holder of the SAR may exercise the SAR by filing an irrevocable written notice with the Committee specifying the number of SARs to be exercised. Unexercised SARs that are in-the-money just prior to their expiration will automatically be exercised by the Company and the holders will receive the value of the Spread.

      Performance Shares. The Committee may establish Performance Share programs to be effective over designated periods of not less than three years nor more than five years ("Award Periods") and will determine the number of performance share units ("Performance Share Units") to be awarded to each participant who is selected by the Committee. At the beginning of each Award Period, the Committee will establish performance goals in writing based upon financial objectives for the Company for such Award Period and a schedule relating the accomplishment of such goals to the amount of Performance Share Units to be earned by participants. Performance goals may include absolute or relative growth in earnings per share or rate of return on stockholders' equity or other measurement of corporate performance and may be determined on an individual basis or by categories of participants. The Committee may adjust performance goals or performance measurement standards as it deems equitable in recognition of extraordinary or non-recurring events experienced during an Award Period. At the completion of an Award Period, or at other times as specified by the Committee, the Committee will calculate the amount earned with respect to each participant's Award of Performance Share Units. The amount earned with respect to such Award will be paid as soon as practicable in shares of Common Stock having an equal fair market value. The Committee may upon the request of a participant and at its discretion pay such amount in cash.

      Restricted Stock and Phantom Stock. The Committee may grant shares of Restricted Stock and Phantom Stock Units to eligible persons and may establish terms, conditions and restrictions applicable thereto.

      Subject to the restrictions on such Restricted Stock as set forth below, holders will generally have all the rights and privileges of a stockholder including the right to vote such Restricted Stock. Shares of Restricted Stock will be subject to restrictions on transferability set forth in the Award agreement and will be subject to forfeiture as set forth below. To the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the holder to such shares and as a shareholder will terminate.

      In the case of a Phantom Stock Unit Award, no shares of Common Stock will be issued at the time the Award is made, and the Company will not be required to set aside a fund for the payment of any such Award. Until the restrictions on Phantom Stock Units are lifted or expire, such Awards will be subject to forfeiture as set forth below.

      The restricted period for Restricted Stock and Phantom Stock Units will commence on the date of grant and will expire from time to time as to that part of the Restricted Stock and/or Phantom Stock Unit Award indicated in a schedule established by the Committee and set forth in the respective Award Agreement. The Committee, in its sole discretion, may remove any or all restrictions on the Restricted Stock or Phantom Stock Units whenever it determines that such action is appropriate.

      With respect to Awards of both Restricted Stock and Phantom Stock Units, the following forfeiture provisions will apply. In the event the recipient of such Award resigns or is discharged from employment or service with the Company or its subsidiary for cause, the non-vested portion of the Award will be completely forfeited. Upon the Normal Termination of the recipient of such Award, the non-vested portion of the Award will be prorated for service during the restricted period and paid as soon as practicable after termination. If the recipient of such an Award dies, the non-vested portion of the Award will be prorated for service during the restricted period and paid to the recipient's beneficiary as soon as practicable following death.

      Upon the expiration of the restricted period with respect to any shares of Restricted Stock, a stock certificate evidencing the shares of Common Stock will be delivered without charge to the participant, or his beneficiary, free of all restrictions under the Plan. Upon the expiration of the restricted period with respect to any Phantom Stock Units, the Company will deliver to the participant, or his beneficiary, without charge one share of Common Stock for each Phantom Stock Unit; provided, however, that the Committee may, in its sole discretion, pay any portion of such Award in cash and/or shares of Common Stock.

      Automatic Option Grants to Non-Employee Directors. Unless otherwise determined by the Committee, on the date any person first becomes a Non-Employee Director, such person shall be automatically granted an Option to purchase 5,000 shares of Common Stock. Additionally, unless otherwise determined by the Committee, for the remainder of the term of the Plan and provided he or she remains a Non-Employee Director of the Company, on the date of each of the Company's Annual Meeting of stockholders, each Non-Employee Director shall be automatically granted an Option to purchase 10,000 shares of Common Stock. All such Options granted to Non-Employee Directors are hereinafter referred to as Non-Employee Director Options.

      All Non-Employee Director Options have an exercise price per share equal to the Fair Market Value (as defined in the Plan) of a share of Common Stock on the date of grant. All Non-Employee Director Options are be fully vested and exercisable as of the date of grant. The term of each Non-Employee Director Option ("Term"), after which each such Option shall expire, will be ten years from the date of grant, unless such Option expires earlier as set forth below.

      If prior to the expiration of the Term the Non-Employee Director ceases to be a member of the Board for any reason other than his death, the Non-Employee Director Option will expire on the earlier of the expiration of the Term or the date that is three months after the date of such cessation. If prior to the expiration of the Term of a Non-Employee Director Option a Non-Employee Director dies, the Non-Employee Director Option will expire on the earlier of the expiration of the Term or the date that is one year after the date of death. Non-Employee Director Options with vesting provisions will vest and become exercisable only during a Non-Employee Director's service with the Company. Therefore, in the event that a Non-Employee Director ceases to be a member of the Board for any reason, any unexpired Non-Employee Director Option will thereafter be exercisable until its expiration only to the extent that such Option was exercisable at the time of such cessation.

      Each Non-Employee Director Option will be evidenced by a Stock Option Agreement, which will contain such provisions as may be determined by the Committee. Unless otherwise designated by the Committee, Non-Employee Director Options will not be transferable except by will or the laws of descent and distribution and will be exercisable during the Non-Employee Director's lifetime only by him.

      Bonus Stock. The Committee may issue shares of unrestricted Common Stock under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Committee from time to time in its sole discretion determines. Bonus Stock Awards may be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions.

Adjustments for Recapitalization, Merger, etc. of the Company

      Awards, and any agreements evidencing such Awards, and any performance goals with respect to such Awards, shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants in the Amended Incentive Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Amended Incentive Plan. In addition, in the event of any such adjustments or substitution, the aggregate number of shares of Common Stock available under the Amended Incentive Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

Effect of Change in Control

      In the event of a Change in Control (as defined in the Amended Incentive
Plan), notwithstanding any vesting schedule provided for in the Plan or by the Committee with respect to an Award of Options (including Non-Employee Director Options), SARs, Phantom Stock Units or Restricted Stock, such Option or SAR shall become immediately exercisable with respect to 100 percent of the shares subject to such Option or SAR, and the restricted period for Phantom Stock Units and Restricted Stock shall expire immediately with respect to 100 percent of the Phantom Stock Units or shares of Restricted Stock subject to restrictions.

      In the event of a Change in Control, all incomplete Award Periods in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall, (i) determine the extent to which performance goals with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, and (ii) cause to be paid to each participant partial or full Awards with respect to performance goals for each such Award Period based upon the Committee's determination of the degree of attainment of performance goals.

      Notwithstanding anything herein to the contrary, in the event of certain merger, change in control situations (not necessarily enumerated under the definition of "Change in Control") or other extraordinary corporate transaction the Committee may upon at least 10 days advance notice cancel any outstanding Awards and pay to the holders thereof, in cash, the value of such Awards.

Shares Subject to the Amended Incentive Plan

      As noted above, the Company has amended the Stock Incentive Plan to reserve an additional 500,000 shares of Common Stock. The total number of shares of Common Stock reserved for issuance under the Amended Incentive Plan is 2,750,000. No more than 500,000 shares of Common Stock may be issued to any one person pursuant to awards of Options or stock appreciation rights during any one year.

Market Value

      The closing price of the Common Stock on NASDAQ as of July 17, 2001 was $1.03 per share.

Amendment and Termination

      The Board may at any time terminate the Plan. With the express written consent of an individual participant (subject to any other allowable adjustments under the Plan to outstanding Awards without the consent of any participant), the Board or the Committee may cancel or reduce or otherwise alter the outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board or the Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part, subject to any limitations set forth in the Plan.

Federal Tax Consequences

      The following is a brief discussion of the Federal income tax consequences of transactions with respect to Options under the Amended Incentive Plan based on the Code, as in effect as of the date of this summary. This discussion is not intended to be exhaustive and does not describe any state or local tax consequences.

      ISOs. No taxable income is realized by the optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon the sale of such shares, any amount realized in excess of the Option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the Company for Federal income tax purposes.

      If the Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally, (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the Fair Market Value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the Option price paid for such shares and (2) the Company will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the Company.

      If an ISO is exercised more than three months following termination of employment (subject to certain exceptions for disability or death), the exercise of the Option will generally be taxed as the exercise of a NQSO, as described below.

      For purposes of determining whether an optionee is subject to an alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a NQSO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

      NQSOs. With respect to NQSOs: (1) no income is realized by the optionee at the time the Option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the excess, if any, of the Fair Market Value of the shares on such date over the exercise price, and the Company is generally entitled to a tax deduction in the same amount, subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Special Rules Applicable to Corporate Insiders

      As a result of the rules under Section 16(b) of the Exchange Act ("Section 16(b)"), and depending upon the particular exemption from the provisions of
Section 16(b) utilized, officers and directors of the Company and persons owning more than 10 percent of the outstanding shares of stock of the Company ("Insiders") may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of Options. Generally, Insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular Option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular Option.

New Plan Benefits

      The following table sets forth the Options to be granted to the Non-Employee Directors under the automatic formula grant provision of the Amended Incentive Plan at the upcoming Annual Meeting.

                Name and Position           Dollar Value        Number of Units
                -----------------           ------------        ---------------

        Non-Executive Director Group           N/A                  40,000

      Except for the automatic formula grant of Options to Non-Employee Directors, the grant of Awards under the Amended Incentive Plan is entirely within the discretion of the Committee. The Company cannot forecast the extent of Awards that will be granted in the future. Therefore, except for the automatic formula grants to Non-Employee Directors set forth above, the Company has omitted the tabular disclosure of the benefits or amounts allocated under the Amended Incentive Plan. Information with respect to compensation paid and other benefits, including Options, granted in respect of the 2000 fiscal year to the Named Executive Officers is set forth in the Company's 2000 Annual Report on Form 10-K under Item 11. Executive Compensation.

Recommendation and Vote

      Approval of the Stock Incentive Plan Proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting, and entitled to vote thereon. Until such approval is obtained, the Amended Incentive Plan and any Option, Restricted Stock or Other Award granted thereunder shall not be effective. If the Amended Incentive Plan is not approved, the Stock Incentive Plan will continue in operation and Awards may continue to be granted thereunder.

            The Board recommends a vote FOR the approval of the Stock
                            Incentive Plan proposal.

                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

      Stockholder proposals to be included in the Company's proxy statement with respect to the 2002 Annual Meeting of Stockholders must be received by the Company at its executive offices located at 140 58th Street, Suite 7E, Brooklyn, New York 11220 no later than December 31, 2001.

                          OTHER BUSINESS OF THE MEETING

      The Company is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, since matters which management of the Company is not now aware of may come before the Annual Meeting or any adjournment, the proxies confer discretionary authority with respect to acting on these matters. The persons named in the proxies intend to vote, act and consent in accordance with their best judgment with respect to these matters. Upon receipt of proxies in time for voting, the shares represented will be voted as indicated thereon and in this Proxy Statement.

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 IS INCLUDED IN THIS MAILING WITH THE PROXY STATEMENT. ADDITIONAL COPIES MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER UPON WRITTEN REQUEST TO SPEEDUS.COM, INC., 140 58TH STREET, SUITE 7E, BROOKLYN, NEW YORK 11220; BY CALLING US AT 718.567.4300, OR BY VISITING OUR WEBSITE AT WWW.SPEEDUS.COM.

                                              By Order of the Board of Directors

                                              Shant S. Hovnanian
                                              Chairman, President and
July 27, 2001                                 Chief Executive Officer

                                                                      APPENDIX A

                                SPEEDUS.COM, Inc.

                             AUDIT COMMITTEE CHARTER

Organization

      There shall be an Audit Committee of the Board of Directors composed of three or more directors, as the Board of Directors may determine from time to time but no later than to comply with NASDAQ Marketplace Rules, each of whom shall be financially literate and shall otherwise comply with the independence requirements of the NASDAQ Marketplace Rules. In addition, at least one member of the Audit Committee must have accounting or related financial management expertise and one of the members of the Audit Committee shall be elected Committee Chairman by the Board of Directors.

Statement of Policy

            The Audit Committee shall assist the Board of Directors in fulfilling its responsibility relating to the Company's accounting, reporting practices, and the quality and integrity of its financial reports. The Audit Committee shall endeavor to maintain free and open communication between the Board of Directors, the independent auditors and the financial management.

            The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in the Company's proxy statement).

            The Committee should have a clear understanding with the independent auditors that the independent auditors must maintain an open and transparent relationship with the Committee and that the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee.

Responsibilities

            The Audit Committee's policies and procedures should remain flexible in order to best react to changing conditions and to help ensure that the Company's accounting and reporting practices accord with all requirements and are of the highest quality.

            In carrying out its responsibilities, the Audit Committee shall:

            o Meet as necessary during the year.

            o Inquire as to the independence of the independent auditors and obtain from the independent auditors, on a periodic basis, a formal written statement delineating all relationships between the independent auditors and the Company. In addition, the Audit Committee shall review the extent of non-audit services provided by the independent auditors in relation to the objectivity needed in the independent audit and recommend that the Board of Directors take appropriate action in response to the independent auditors' written statement to satisfy the Board of Directors as to the independent auditors' independence.

            o Review and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements.

            o Meet with the independent auditors and the financial management to review the scope of the audit proposed for the current year and the audit procedures to be utilized, and at its conclusion review the audit with the Audit Committee. Upon completion of the audit and, if necessary following each interim review of the Company's financial statements, the Audit Committee should also discuss with the independent auditors all matters required to be communicated to the Audit Committee under generally accepted auditing standards, including the judgments of the independent auditors with respect to the quality, not just the acceptability, of the Company's accounting principles and underlying estimates in the financial statements.

            o Review with the independent auditors and the financial and accounting personnel, the adequacy of the accounting and financial controls, and elicit any recommendations for improvement or particular areas where augmented controls are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any activity that might be unethical or otherwise improper.

            o Review the financial statements contained in the annual report with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements. Any year-to-year changes in accounting principles or practices should be reviewed.

            o Provide sufficient opportunity at each meeting for the independent auditors to meet with the committee without management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the financial, accounting, and auditing personnel, and their cooperation during the audit.

            o Review accounting and financial personnel and succession planning.

            o Submit the minutes of its meetings to, or discuss the matters discussed at each committee meeting with, the Board.

            o Investigate any matter brought to its attention within the scope of its duties, with the power to retain professional advice for this purpose if, in its judgment, that is appropriate.

                                                                      APPENDIX B

                                SPEEDUS.COM, Inc.

                            1995 STOCK INCENTIVE PLAN

                   (Amended and Restated as of July 19, 2001)

1. Purpose

      The purpose of the Plan is to provide a means through which the Company and its Subsidiaries may attract able persons to become and remain directors of the Company and enter and remain in the employ of the Company and its Subsidiaries and to provide a means whereby employees, directors and consultants of the Company and its Subsidiaries can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and promoting an identity of interest between stockholders and these employees, directors and consultants.

      So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Phantom Stock Unit Awards, Performance Share Unit Awards and Stock Bonus Awards, or any combination of the foregoing.

2. Definitions

      The following definitions shall be applicable throughout the Plan.

      (a) "Award" means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Phantom Stock Unit Award, Performance Share Unit Award or Stock Bonus Award.

      (b) "Award Period" means a period of time within which performance is measured for the purpose of determining whether an Award of Performance Share Units has been earned.

      (c) "Board" means the Board of Directors of the Company.

      (d) "Cause" means the Company or a Subsidiary having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company or a Subsidiary (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company or a Subsidiary or (iii) the Participant having been convicted of a felony.

      (e) "Change in Control" shall, unless the Board otherwise directs by resolution adopted prior thereto or, in the case of a particular award, the applicable Award agreement states otherwise, be deemed to occur if (i) any "person" (as that term is used in Sections 13 and 14(d)(2) of the Exchange Act) other than a Founder (as defined below) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 30% or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, (ii) during any period of two consecutive years beginning on the date of the consummation of the IPO, individuals who constitute the Board at the beginning of such period cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period or (iii) the Company undergoes a liquidation or dissolution or a sale of all or substantially all of the assets of the Company. Neither the IPO nor any merger, consolidation or corporate reorganization in which the owners of the combined voting power of the Company's then outstanding voting securities entitled to vote generally prior to said combination, own 50% or more of the resulting entity's outstanding voting securities shall, by itself, be considered a Change in Control. As used herein, "Founder" means Shant
S. Hovnanian, Vahak S. Hovnanian or Bernard B. Bossard.

      (f) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

      (g) "Committee" means the Board, the Compensation Committee of the Board or such other committee of at least two people as the Board may appoint to administer the Plan.

      (h) "Common Stock" means the common stock par value $0.01 per share, of the Company.

      (i) "Company" means SPEEDUS.COM, Inc.

      (j) "Date of Grant" means the date on which the granting of an Award is authorized or such other date as may be specified in such authorization.

      (k) "Disability" means disability as defined in the long-term disability plan of the Company or a Subsidiary, as may be applicable to the Participant in question, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced or, if the Participant was retired when such disability commenced, the inability to engage in any substantial gainful activity, in either case as determined by the Committee based upon medical evidence acceptable to it.

      (l) "Disinterested Person" means a person who is (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code; provided, however, that clause (ii) shall apply only with respect to grants of Awards with respect to which the Company's tax deduction could be limited by Section 162(m) of the Code if such clause did not apply.

      (m) "Eligible Person" means any (i) person regularly employed by the Company or a Subsidiary; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or a Subsidiary; or (iii) consultant to the Company or a Subsidiary.

      (n) "Exchange Act" means the Securities Exchange Act of 1934.

      (o) "Fair Market Value" on a given date means (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; (iii) if the Stock is not listed on a national securities exchange nor quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service; or (iv) notwithstanding clauses (i) - (iii) above, with respect to Awards granted as of the consummation of the IPO, the price at which Stock is sold to the public in the IPO.

      (p) "Holder" means a Participant who has been granted an Award.

      (q) "Incentive Stock Option" means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an Incentive Stock Option pursuant to Section 422 of the Code.

      (r) "Interest Portion" has the meaning ascribed thereto in Section 9(g).

      (s) "IPO" means the initial offering of Common Stock to the public through an effective registration statement.

      (t) "IPO Option" means Non-Employee Director Options granted upon the consummation of the IPO.

      (u) "IPO Price" means the price per share that the Common Stock is first offered to the public in the IPO.

      (v) "Non-Employee Director" means a director of the Company who is not also an employee of the Company.

      (w) "Non-Employee Director Option" means an Option granted automatically to Non-Employee Directors pursuant to Section 8.

      (x) "Nonqualified Stock Option" means an Option granted under the Plan which is not designated as an Incentive Stock Option.

      (y) "Normal Termination" means termination of employment or service with the Company and all Subsidiaries and Affiliates:

            (i) Upon retirement pursuant to the retirement plan of the Company or a Subsidiary, as may be applicable at the time to the Participant in question;

            (ii) On account of Disability;

            (iii) With the written approval of the Committee; or

            (iv) By the Company or a Subsidiary without Cause.

      (z) "Option" means an Award granted under Section 7 or 8 of the Plan.

      (aa) "Option Period" means the period described in Section 7(c).

      (bb) "Option Price" means the exercise price set for an Option described in Section 7(a).

      (cc) "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award or a Non-Employee Director who has received an automatic grant pursuant to Section 8.

      (dd) "Performance Goals" means the performance objectives of the Company, a Subsidiary or Affiliate during an Award Period or Restricted Period established for the purpose of determining whether, and to what extent, Awards will be earned for an Award Period or Restricted Period.

      (ee) "Performance Share Unit" means a hypothetical investment equivalent equal to one share of Stock granted in connection with an Award made under
Section 10 of the Plan.

      (ff) "Phantom Stock Unit" means a hypothetical investment equivalent equal to one share of Stock granted in connection with an Award made under Section 11 of the Plan, or credited with respect to Awards of Performance Share Units which have been deferred under Section 9.

      (gg) "Phantom Stock Unit Portion" has the meaning ascribed thereto in
Section 10(g).

      (hh) "Plan" means the Company's 1995 Stock Incentive Plan, as amended.

      (ii) "Restricted Period" means, with respect to any share of Restricted Stock or any Phantom Stock Unit, the period of time determined by the Committee during which such Award is subject to the restrictions set forth in Section 11.

      (jj) "Restricted Stock" means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in
Section 11.

      (kk) "Restricted Stock Award" means an Award of Restricted Stock granted under Section 11 of the Plan.

      (ll) "Securities Act" means the Securities Act of 1933, as amended.

      (mm) "Stock" means the Common Stock or such other authorized shares of stock of the Company as from time to time may be authorized for use under the Plan.

      (nn) "Stock Appreciation Right" or "SAR" means an Award granted under
Section 9 of the Plan.

      (oo) "Stock Bonus" means an Award granted under Section 12 of the Plan.

      (pp) "Stock Option Agreement" means the agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties as required in Section 7(d).

      (qq) "Subsidiary" means any subsidiary of the Company as defined in
Section 424(f) of the Code.

      (rr) "Term" means the term of a Non-Employee Director Option as set forth in Section 8.

      (ss) "Valuation Date" means the last day of an Award Period or the date of death of a Participant, as applicable.

      (tt) "Vested Unit" shall have the meaning ascribed thereto in Section
11(e).

3. Effective Date, Duration and Shareholder Approval

      The Plan is effective as of October 18, 1995, the date of adoption of the Plan by the Board. The effectiveness of the Plan and the validity of any and all Awards granted pursuant to the Plan is contingent upon approval of the Plan by the stockholders of the Company in a manner which complies with Rule 16b-3 promulgated pursuant to the Exchange Act and 422(b)(1) of the Code. Unless and until the stockholders approve the Plan in compliance therewith, no Award granted under the Plan shall be effective. See Section 18 for the applicability of the shareholder approval requirements of Section 162(m) of the Code.

      The expiration date of the Plan, after which no Awards may be granted hereunder, shall be October 18, 2005; provided, however, that the administration of the Plan shall continue in effect until all matters relating to the payment of Awards previously granted have been settled.

4. Administration

      The Committee shall administer the Plan. Unless otherwise determined by the Board, each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be a Disinterested Person. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

      Subject to the provisions of the Plan, the Committee shall have exclusive power to:

      (a) Select the Eligible Persons to participate in the Plan;

      (b) Determine the nature and extent of the Awards to be made to each Eligible Person;

      (c) Determine the time or times when Awards will be made to Eligible Persons;

      (d) Determine the duration of each Award Period and Restricted Period;

      (e) Determine the conditions to which the payment of Awards may be subject;

      (f) Establish the Performance Goals for each Award Period;

      (g) Prescribe the form of Stock Option Agreement or other form or forms evidencing Awards; and

      (h) Cause records to be established in which there shall be entered, from time to time as Awards are made to Participants, the date of each Award, the number of Incentive Stock Options, Nonqualified Stock Options, SARs, Phantom Stock Units, Performance Share Units, shares of Restricted Stock and Stock Bonuses awarded by the Committee to each Participant, the expiration date, the Award Period and the duration of any applicable Restricted Period.

      The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

5. Grant of Awards; Shares Subject to the Plan

      The Committee may, from time to time, grant Awards of Options, Stock Appreciation Rights, Restricted Stock, Phantom Stock Units, Performance Share Units and/or Stock Bonuses to one or more Eligible Persons and, unless otherwise determined by the Committee, Non-Employee Directors will automatically receive Awards pursuant to the formula set forth in Section 8; provided, however, that:

      (a) Subject to Section 14, the aggregate number of shares of Stock made subject to all Awards may not exceed 2,750,000;

      (b) Such shares shall be deemed to have been used in payment of Awards whether they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash. In the event any Option, SAR not attached to an Option, Restricted Stock, Phantom Stock Unit or Performance Share Unit shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Awards under the Plan to the fullest extent permitted by Rule 16b-3 under the Exchange Act (if applicable at the time);

      (c) Stock delivered by the Company in settlement of Awards under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase; and

      (d) Following the date that the exemption from the application of Section 162(m) of the Code described in Section 18 (or any other exemption having similar effect) ceases to apply to Awards, no Participant may receive Options or SARs under the Plan with respect to more than 500,000 shares of Stock in any one year.

6. Eligibility

      Participation shall be limited to Eligible Persons who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan and to Non-Employee Directors who will receive automatic grants of Nonqualified Stock Options pursuant to Section 8.

7. Discretionary Grant of Stock Options

      The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; provided, however, that no Incentive Stock Options shall be granted to any Eligible Person who is not an employee of the Company or a Subsidiary. Each Option so granted shall be subject to the following conditions, or to such other conditions as may be reflected in the applicable Stock Option Agreement.

      (a) Option price. The exercise price ("Option Price") per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than (i) in the case of an Incentive Stock Option, and subject to
Section 7(e), the Fair Market Value of a share of Stock at the Date of Grant, and (ii) in the case of a Non-Qualified Stock Option, the par value per share of Stock; provided, however, that following the date that the exemption from the application of Section 162(m) of the Code described in Section 18 (or any other exemption having similar effect) ceases to apply to Options, all Options intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall have an Option Price per share of Stock no less than the Fair Market Value of a share of Stock on the Date of Grant.

      (b) Manner of exercise and form of payment. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable in cash and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised or, in the discretion of the Committee, either (i) in other property having a fair market value on the date of exercise equal to the Option Price, or (ii) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the Option Price.

      (c) Option Period and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "Option Period"); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may in its sole discretion accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires. Unless otherwise stated in the applicable Option Agreement, the Option shall expire earlier than the end of the Option Period in the following circumstances:

            (i) If prior to the end of the Option Period, the Holder shall undergo a Normal Termination, the Option shall expire on the earlier of the last day of the Option Period or the date that is three months after the date of such Normal Termination. In such event, the Option shall remain exercisable by the Holder until its expiration, only to the extent the Option was exercisable at the time of such Normal Termination.

            (ii) If the Holder dies prior to the end of the Option Period and while still in the employ or service of the Company, a Subsidiary or Affiliate, or within three months of Normal Termination, the Option shall expire on the earlier of the last day of the Option Period or the date that is twelve months after the date of death of the Holder. In such event, the Option shall remain exercisable by the person or persons to whom the Holder's rights under the Option pass by will or the applicable laws of descent and distribution until its expiration, only to the extent the Option was exercisable by the Holder at the time of death.

            (iii) If the Holder ceases employment or service with the Company and all Subsidiaries and Affiliates for reasons other than Normal Termination or death, the Option shall expire immediately upon such cessation of employment or service.

      (d) Stock Option Agreement - Other Terms and Conditions. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement, which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated otherwise in such Stock Option Agreement, which shall be subject to the following terms and conditions:

            (i) Each Option issued pursuant to this Section 7 or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

            (ii) Each share of Stock purchased through the exercise of an Option issued pursuant to this Section 7 shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Holder purchases the share or exercises a related SAR or when the Option expires.

            (iii) Subject to Section 13(k), Options issued pursuant to this
      Section 7 shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by him.

            (iv) Each Option issued pursuant to this Section 7 shall vest and become exercisable by the Holder in accordance with the vesting schedule established by the Committee and set forth in the Stock Option Agreement.

            (v) Each Stock Option Agreement may contain a provision that, upon demand by the Committee for such a representation, the Holder shall deliver to the Committee at the time of any exercise of an Option issued pursuant to this Section 7 a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option issued pursuant to this Section 7 shall be a condition precedent to the right of the Holder or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

            (vi) Each Incentive Stock Option Agreement shall contain a provision requiring the Holder to notify the Company in writing immediately after the Holder makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the Date of Grant of the Incentive Stock Option or (b) one year after the date the Holder acquired the Stock by exercising the Incentive Stock Option.

      (e) Incentive Stock Option Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Holder who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

      (f) $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

      (g) Voluntary Surrender. The Committee may permit the voluntary surrender of all or any portion of any Nonqualified Stock Option issued pursuant to this
Section 7 and its corresponding SAR, if any, granted under the Plan to be conditioned upon the granting to the Holder of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

8. Automatic Grant of Options

      Upon the consummation of the IPO each Non-Employee Director shall be automatically granted an IPO Option to purchase 5,000 shares of Stock. Thereafter, unless otherwise determined by the Committee, on the date any person first becomes a Non-Employee Director, such person shall be automatically granted without further action by the Board or the Committee a Nonqualified Stock Option to purchase 5,000 shares of Stock. Thereafter, unless otherwise determined by the Committee, for the remainder of the term of the Plan and provided he remains a Non-Employee Director of the Company, on the date of each of the Company's Annual Meeting of Stockholders, each Non-Employee Director shall be automatically granted without further action by the Board or the Committee a Nonqualified Stock Option to purchase 10,000 shares of Stock. All such Options granted to Non-Employee Directors shall hereinafter be referred to as Non-Employee Director Options.

      (a) Option Price; Term. IPO Options shall have an Option Price per share equal to the IPO Price. All other Non-Employee Director Options shall have an Option Price per share equal to the Fair Market Value of a share of Stock on the Date of Grant. IPO Options shall vest and become exercisable over a period of two years at the rate of 50% of each grant annually on each of the two consecutive anniversaries of the Date of Grant directly following the Date of Grant provided the Non-Employee Director's services as a director continues through each such anniversary. All other Non-Employee Director Options shall be fully vested and exercisable as of the date of grant. The term of each Non-Employee Director Option ("Term"), after which each such Option shall expire, shall be ten years from the date of Grant.

      (b) Expiration. If prior to the expiration of the Term of a Non-Employee Director Option the Non-Employee Director shall cease to be a member of the Board for any reason other than his death, the Non-Employee Director Option shall expire on the earlier of the expiration of the Term or the date that is three months after the date of such cessation. If prior to the expiration of the Term of a Non-Employee Director Option a Non-Employee Director shall cease to be a member of the Board by reason of his death, the Non-Employee Director Option shall expire on the earlier of the expiration of the Term or the date that is one year after the date of such cessation. In the event a Non-Employee Director ceases to be a member of the Board for any reason, any unexpired Non-Employee Director Option shall thereafter be exercisable until its expiration only to the extent that such Option was exercisable at the time of such cessation.

      (c) Stock Option Agreement. Each Non-Employee Director Option shall be evidenced by a Stock Option Agreement, which shall contain such provisions as may be determined by the Committee; provided, however, that such provisions shall not be inconsistent with the formula grant provisions of Rule 16b-3(c)(2)(ii) pursuant to the Exchange Act.

      (d) Nontransferability. Subject to Section 13(k), Non-Employee Director Options shall not be transferable except by will or the laws of descent and distribution and shall be exercisable during the Non-Employee Director's lifetime only by him.

9 Stock Appreciation Rights

      Any Option (other than Non-Employee Director Options) granted under the Plan may include SARs, either at the Date of Grant or, except in the case of an Incentive Stock Option, by subsequent amendment. The Committee also may award SARs independent of any Option. An SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including, but not limited to, the following:

      (a) Vesting. SARs granted in connection with an Option shall become exercisable, be transferable and shall expire according to the same vesting schedule, transferability rules and expiration provisions as the corresponding Option. An SAR granted independent of an Option shall become exercisable, be transferable and shall expire in accordance with a vesting schedule, transferability rules and expiration provisions as established by the Committee and reflected in an Award agreement. Notwithstanding the above, an SAR shall not be exercisable by a person subject to Section 16(b) of the Exchange Act for at least six months following the Date of Grant.

      (b) Automatic exercise. If on the last day of the Option Period (or in the case of an SAR independent of an Option, the period established by the Committee after which the SAR shall expire), the Fair Market Value of the Stock exceeds the Option Price (or in the case of an SAR granted independent of an Option, the Fair Market Value of the Stock on the Date of Grant), the Holder has not exercised the SAR or the corresponding Option, and neither the SAR nor the corresponding Option has expired, such SAR shall be deemed to have been exercised by the Holder on such last day and the Company shall make the appropriate payment therefor.

      (c) Payment. Upon the exercise of an SAR, the Company shall pay to the Holder an amount equal to the number of shares subject to the SAR multiplied by the excess, if any, of the Fair Market Value of one share of Stock on the exercise date over the Option Price, in the case of an SAR granted in connection with an Option, or the Fair Market Value of one share of Stock on the Date of Grant, in the case of an SAR granted independent of an Option. The Company shall pay such excess in cash, in shares of Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

      (d) Method of exercise. A Holder may exercise an SAR after such time as the SAR vests by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to be exercised, and the date on which such SARs were awarded. Such time or times determined by the Committee may take into account any applicable "window periods" required by Rule 16b-3 under the Exchange Act.

      (e) Expiration. Except as otherwise provided, in the case of SARs granted in connection with Options, an SAR shall expire on a date designated by the Committee which is not later than ten years after the Date of Grant of the SAR.

10. Performance Shares

      (a) Award grants. The Committee is authorized to establish Performance Share programs to be effective over designated Award Periods determined by the Committee. The Committee may grant Awards of Performance Share Units to Eligible Persons in accordance with such Performance Share programs. At the beginning of each Award Period, the Committee will establish written Performance Goals based upon financial objectives for the Company for such Award Period and a schedule relating the accomplishment of the Performance Goals to the Awards to be earned by Participants. Performance Goals may include absolute or relative growth in earnings per share or rate of return on stockholders' equity or other measurement of corporate performance and may be determined on an individual basis or by categories of Participants. The Committee shall determine the number of Performance Share Units to be awarded, if any, to each Eligible Person who is selected to receive such an Award. The Committee may add new Participants to a Performance Share program after its commencement by making pro rata grants.

      (b) Determination of Award. At the completion of a Performance Share Award Period, or at other times as specified by the Committee, the Committee shall calculate the number of shares of Stock earned with respect to each Participant's Performance Share Unit Award by multiplying the number of Performance Share Units granted to the Participant by a performance factor representing the degree of attainment of the Performance Goals.

      (c) Partial Awards. A Participant for less than a full Award Period, whether by reason of commencement or termination of employment or otherwise, shall receive such portion of an Award, if any, for that Award Period as the Committee shall determine.

      (d) Payment of Performance Share Unit Awards. Performance Share Unit Awards shall be payable in that number of shares of Stock determined in accordance with Section 10(b); provided, however, that, at its discretion, the Committee may make payment to any Participant in the form of cash upon the specific request of such Participant. The amount of any payment made in cash shall be based upon the Fair Market Value of the Stock on the day prior to payment. Payments of Performance Share Unit Awards shall be made as soon as practicable after the completion of an Award Period.

      (e) Adjustment of Performance Goals. The Committee may, during the Award Period, make such adjustments to Performance Goals as it may deem appropriate, to compensate for, or reflect, (i) extraordinary or non-recurring events experienced during an Award Period by the Company or by any other corporation whose performance is relevant to the determination of whether Performance Goals have been attained; (ii) any significant changes that may have occurred during such Award Period in applicable accounting rules or principles or changes in the Company's method of accounting or in that of any other corporation whose performance is relevant to the determination of whether an Award has been earned or (iii) any significant changes that may have occurred during such Award Period in tax laws or other laws or regulations that alter or affect the computation of the measures of Performance Goals used for the calculation of Awards; provided, however, that following the date that the exemption from the application of Section 162(m) of the Code described in
Section 18 (or any other exemption having similar effect) ceases to apply to Performance Share Unit Awards, with respect to such Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code, such adjustment shall be made only to the extent that the Committee determines that such adjustments may be made without a loss of deductibility for such Award under Section 162(m) of the Code.

11. Restricted Stock Awards and Phantom Stock Units

      (a) Award of Restricted Stock and Phantom Stock Units.

            (i) The Committee shall have the authority (1) to grant Restricted Stock and Phantom Stock Unit Awards, (2) to issue or transfer Restricted Stock to Eligible Persons, and (3) to establish terms, conditions and restrictions applicable to such Restricted Stock and Phantom Stock Units, including the Restricted Period, which may differ with respect to each grantee, the time or times at which Restricted Stock or Phantom Stock Units shall be granted or become vested and the number of shares or units to be covered by each grant.

            (ii) The Holder of a Restricted Stock Award shall execute and deliver to the Company an Award agreement with respect to the Restricted Stock setting forth the restrictions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held in escrow rather than delivered to the Holder pending the release of the applicable restrictions, the Holder additionally shall execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, and
      (ii) the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements. If a Holder shall fail to execute a Restricted Stock agreement and, if applicable, an escrow agreement and stock powers, the Award shall be null and void. Subject to the restrictions set forth in Section 11(b), the Holder shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash dividends and stock dividends with respect to the Restricted Stock may be either currently paid to the Holder or withheld by the Company for the Holder's account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. Cash dividends or stock dividends so withheld by the Committee shall not be subject to forfeiture.

            (iii) Upon the Award of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Holder to be issued and, if it so determines, deposited together with the stock powers with an escrow agent designated by the Committee. If an escrow arrangement is used, the Committee shall cause the escrow agent to issue to the Holder a receipt evidencing any stock certificate held by it registered in the name of the Holder.

            (iv) The terms and conditions of a grant of Phantom Stock Units shall be reflected in a written Award agreement. No shares of Stock shall be issued at the time a Phantom Stock Unit Award is made, and the Company will not be required to set aside a fund for the payment of any such Award. Holders of Phantom Stock Units shall receive an amount equal to the cash dividends paid by the Company upon one share of Stock for each Phantom Stock Unit then credited to such Holder's account ("Dividend Equivalents"). The Committee shall, in its sole discretion, determine whether to credit to the account of, or to currently pay to, each Holder of an Award of Phantom Stock Units such Dividend Equivalents. Dividend Equivalents credited to a Holder's account shall be subject to forfeiture on the same basis as the related Phantom Stock Units, and may bear interest at a rate and subject to such terms as are determined by the Committee.

      (b) Restrictions.

            (i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award agreement: (1) if an escrow arrangement is used, the Holder shall not be entitled to delivery of the stock certificate; (2) the shares shall be subject to the restrictions on transferability set forth in the Award agreement; (3) the shares shall be subject to forfeiture to the extent provided in subparagraph (d) and the Award Agreement and, to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Holder to such shares and as a shareholder shall terminate without further obligation on the part of the Company.

            (ii) Phantom Stock Units awarded to any Participant shall be subject to (1) forfeiture until the expiration of the Restricted Period, to the extent provided in subparagraph (d) and the Award agreement, and to the extent such Awards are forfeited, all rights of the Holder to such Awards shall terminate without further obligation on the part of the Company and
      (2) such other terms and conditions as may be set forth in the applicable Award agreement.

            (iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Phantom Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Phantom Stock Award, such action is appropriate.

      (c) Restricted Period. The Restricted Period of Restricted Stock and Phantom Stock Units shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock and Phantom Stock Units indicated in a schedule established by the Committee and set forth in a written Award agreement.

      (d) Forfeiture Provisions. Except to the extent determined by the Committee and reflected in the underlying Award agreement, in the event a Holder terminates employment with the Company and all Subsidiaries during a Restricted Period, that portion of the Award with respect to which restrictions have not expired ("Non-Vested Portion") shall be treated as follows.

            (i) Upon the voluntary resignation of a Participant or discharge by the Company or a Subsidiary for Cause, the Non-Vested Portion of the Award shall be completely forfeited.

            (ii) Upon Normal Termination, the Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and shall be received as soon as practicable following termination.

            (iii) Upon death, the Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and paid to the Participant's beneficiary as soon as practicable following death.

      (e) Delivery of Restricted Stock and Settlement of Phantom Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Stock covered by a Restricted Stock Award, the restrictions set forth in Section 11(b) and the Award agreement shall be of no further force or effect with respect to shares of Restricted Stock which have not then been forfeited. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Holder, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Holder's account with respect to such Restricted Stock and the interest thereon, if any.

      Upon the expiration of the Restricted Period with respect to any Phantom Stock Units covered by a Phantom Stock Unit Award, the Company shall deliver to the Holder, or his beneficiary, without charge, one share of Stock for each Phantom Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired ("Vested Unit") and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit and the interest thereon, if any; provided, however, that, if so noted in the applicable Award agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Stock in lieu of delivering only Stock for Vested Units. If cash payment is made in lieu of delivering Stock, the amount of such payment shall be equal to the Fair Market Value of the Stock as of the date on which the Restricted Period lapsed with respect to such Vested Unit.

      (f) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the end of the Restricted Period with respect to such Stock:

            "Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as of ______________, between SPEEDUS.COM, INC. and ______________. A copy of such Agreement is on file at the offices of the Company."

Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

12. Stock Bonus Awards

      The Committee may issue unrestricted Stock under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. Stock Bonus Awards under the Plan shall be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions.

13. General

      (a) Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award agreement.

      (b) Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

      (c) Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

      (d) Tax Withholding. Notwithstanding any other provision of the Plan, the Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards cash and/or Stock, valued at Fair Market Value on the date of payment, in an amount necessary to satisfy all Federal, state or local taxes as required by law to be withheld with respect to such Awards and, in the case of Awards paid in Stock, the Holder or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate, prior to delivery of such Stock, the amount of any such taxes which the Company or Subsidiary is required to withhold, if any, with respect to such Stock. Subject in particular cases to the disapproval of the Committee, the Company may accept shares of Stock of equivalent Fair Market Value in payment of such withholding tax obligations if the Holder of the Award elects to make payment in such manner and, with respect to a Holder subject to Section 16(b) of the Exchange Act, if at least six months prior to the date such tax obligation is determined; provided, however, that such six-month advance election shall not be required if it is not necessary in order for the withholding election to be exempt from the application of such
Section 16(b);

      (e) Claim to Awards and Employment Rights. No employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or a Subsidiary.

      (f) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the rights or amounts payable with respect to an Award due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

      (g) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

      (h) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

      (i) Governing law. The Plan shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

      (j) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

      (k) Nontransferability. A person's rights and interest under the Plan, including amounts payable, may not be sold, assigned, donated, or transferred or otherwise disposed of, mortgaged, pledged or encumbered except, in the event of a Holder's death, to a designated beneficiary to the extent permitted by the Plan, or in the absence of such designation, by will or the laws of descent and distribution; provided, however, the Committee may, in its sole discretion, allow for transfer of Awards other than Incentive Stock Options to other persons or entities, subject to such conditions or limitations as it may establish to ensure that Awards intended to be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act continue to be so exempt or for other purposes.

      (l) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself.

      (m) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

      (n) Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

      (o) Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

      (p) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

      (q) Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or vice versa shall not be deemed to have terminated employment or service with the Company or a Subsidiary.

14. Changes in Capital Structure

      Awards granted under the Plan and any agreements evidencing such Awards, the maximum number of shares of Stock subject to all Awards and the maximum number of shares of Stock with respect to which any one person may be granted Options or SARs during any year shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, in the event of any such adjustments or substitution, the aggregate number of shares of Stock available under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any adjustment in Incentive Stock Options under this Section 14 shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, following the date that the exemption from the application of Section 162(m) of the Code described in Section 18 (or any other exemption having similar effect) ceases to apply to Awards, with respect to Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without a loss of deductibility for such Awards under Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

      Notwithstanding the above, in the event of any of the following:

      A. The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

      B. All or substantially all of the assets of the Company are acquired by another person;

      C. The reorganization or liquidation of the Company; or

      D. The Company shall enter into a written agreement to undergo an event described in clauses A, B or C above,

then the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and pay to the Holders thereof, in cash, the value of such Awards based upon the price per share of Stock received or to be received by other shareholders of the Company in the event. The terms of this Section 14 may be varied by the Committee in any particular Award agreement.

15. Effect of Change in Control

      Except to the extent reflected in a particular Award agreement:

      (a) In the event of a Change in Control, notwithstanding any vesting schedule with respect to an Award of Options, SARs, Phantom Stock Units or Restricted Stock, such Option or SAR shall become immediately exercisable with respect to 100 percent of the shares subject to such Option or SAR, and the Restricted Period shall expire immediately with respect to 100 percent of such Phantom Stock Units or shares of Restricted Stock.

      (b) In the event of a Change in Control, all incomplete Award Periods in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant,
(ii) cause to be paid to each Participant partial or full Awards with respect to Performance Goals for each such Award Period based upon the Committee's determination of the degree of attainment of Performance Goals, and (iii) cause all previously deferred Awards to be settled in full as soon as possible.

      (c) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participant's rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

16. Nonexclusivity of the Plan

      Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

17. Amendments and Termination

      The Board may at any time terminate the Plan. Subject to Section 14, with the express written consent of an individual Participant, the Board or the Committee may cancel or reduce or otherwise alter outstanding Awards if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board or the Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided, however, that without further stockholder approval neither the Board nor the Committee shall make any amendment to the Plan which would:

      (a) Materially increase the maximum number of shares of Stock which may be issued pursuant to Awards, except as provided in Section 13;

      (b) Extend the maximum Option Period;

      (c) Extend the termination date of the Plan; or

      (d) Change the class of persons eligible to receive Awards under the Plan;

and further provided, however, that provisions of Section 8 shall not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

18. Effect of Section 162(m) of the Code

All Options and SARs issued under the Plan, are intended to be eligible (as determined by the Committee) for exemption from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction


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

for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury Regulation Section 1.162-27(e)(2)(vi), with the understanding that such regulation generally exempts from the application of Section 162(m) of the Code compensation paid by a public company pursuant to options and stock appreciation rights granted with a strike price equal to the fair market value of the underlying stock on the date of grant by a compensation committee of "outside directors", within the meaning of Treasury Regulation Section 1.162-27(e)(3) under a plan approved by the shareholders of the company. Under Treasury Regulation 1.162-27(e)(4)(vi), this exemption is available to the Plan for the duration of the period that lasts until the earlier of (i) the expiration or material modification of the Plan, or (ii) the exhaustion of the maximum number of shares of Stock available for Awards under the Plan, as set forth in Section 5(a). The Committee may, without shareholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange Act), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that
(i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under
Section 162(m) of the Code has been obtained.

                          *           *            *

As adopted by the Board of Directors of
SPEEDUS.COM, Inc. as of
October 18, 1995, and as amended and
restated as of December 2, 1998, and
as further amended and restated as of
July 28, 1999, June 2, 2000 and July 19, 2001.


By: /s/ Shant S. Hovnanian
Title: Chairman and Chief Executive Officer


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

DETACH CARD                                                          DETACH CARD

                                SPEEDUS.COM, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Card. There are three proposals related to the management and operation of SPEEDUS.COM, Inc. (the "Company") that require your immediate attention. These are discussed in detail in the enclosed Proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your Proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders of the Company to be held on August 29, 2001.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Shant S. Hovnanian
Chairman, President and
Chief Executive Officer

                                SPEEDUS.COM, INC.
                            140 58th Street, Suite 7E
                            Brooklyn, New York 11220

                Annual Meeting of Stockholders - August 29, 2001
               Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Shant S. Hovnanian and Michael Bacon as Proxies, with full power of substitution to each, to vote for and on behalf of the undersigned at the 2001 Annual Meeting of Stockholders of SPEEDUS.COM, Inc. to be held at the Millennium Hilton, Presidential Suite, located at 55 Church Street. New York, New York 10077, on Wednesday, August 29, 2001, at 10:00 a.m., Eastern daylight savings time, and at any adjournment or adjournments thereof. The undersigned hereby directs the said Proxies to vote in accordance with his judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and act on the following matters set forth in such notice as specified by the undersigned. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the Annual Meeting or at any adjournment(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

THE SUBMISSION OF THIS PROXY, IF PROPERLY EXECUTED, REVOKES ALL PRIOR PROXIES.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED? ____________________________

DO YOU HAVE ANY COMMENTS? ____________________________

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE

SPEEDUS.COM, INC.

Mark box at right if an address change or comment has been noted on the reverse side of this Proxy Card. |_|

CONTROL NUMBER:
RECORD DATE SHARES:


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

1.To elect to the Board of Directors the five directors listed below currently serving thereon to serve until the Company's 2002 Annual Meeting of Stockholders or until their successors are duly elected.

(01) Shant S. Hovnanian
(02) Vahak S. Hovnanian
(03) William F. Leimkuhler
(04) Jeffrey Najarian
(05) Christopher Vizas

For All Nominees         |_|
With-hold                |_|
For All Except           |_|

NOTE: If you do not wish your shares voted "For" a particular nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2.Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company.

For                      |_|
Against                  |_|
Abstain                  |_|

3.To approve an amendment to the Company's 1995 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance by 500,000 from 2,250,000 shares to 2,750,000 shares.

For                      |_|
Against                  |_|
Abstain                  |_|

Please be sure to sign and date this Proxy Card.        Date ____________


Stockholder sign here _________________ Co-owner sign here _____________________


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